EXHIBIT 99.1

News release

Ovintiv Announces Agreement to Acquire Montney Oil Producer,

Logan Energy Corp.

Transaction Unlocks Incremental Profitability, Provides Additional Oil Growth Optionality, and Adds to Premium Return Drilling Inventory

Highlights:

•	Agreement reached to acquire Logan Energy Corp. for C$1.40 per share in cash for total consideration of approximately $890 million (C$1.26 billion) including the assumption of Net Debt
•	Ovintiv’s shareholder returns plan is unchanged – targeting 2026 shareholder returns of at least 60% of Non-GAAP Free Cash Flow
•	Acquisition is expected to add approximately 266,000 net acres and approximately 20 thousand barrels of oil equivalent per day ("MBOE/d") in the oil-rich window of the Montney
•	Montney-only inventory additions of approximately 420 total net 10,000-foot equivalent oil well locations, including approximately 220 premium(1) return well locations at an average cost of $1.5 million per premium location(2) and approximately 200 upside locations
•	Includes ownership of two new oil batteries and interests in two natural gas processing facilities which are expected to enhance Montney margins and enable future oil growth optionality
•	Transaction is expected to be immediately and long-term accretive across all key financial metrics including Non-GAAP Cash Flow per Share accretion of approximately 5% in 2027
•	Annual cost synergies expected to total approximately $60 million

DENVER, October 26, 2026 – Ovintiv Inc. (NYSE: OVV) (TSX: OVV) ("Ovintiv" or the "Company") and Logan Energy Corp. (“Logan”) (TSXV: LGN) today announced that they have entered into a definitive agreement whereby Ovintiv will acquire all of the outstanding shares of Logan in an all-cash transaction that values Logan at approximately $890 million (C$1.26 billion) including expected Net Debt at closing. The acquisition is expected to add approximately 420 total net 10,000-foot equivalent oil well locations, and approximately 266,000 net acres (approximately 200,000 core acres, 80% undeveloped) in the Montney oil window. Current production from the acquired assets is approximately 20 MBOE/d (approximately 7 thousand barrels per day (“Mbbls/d”) of oil and condensate, 70 million cubic feet per day (“MMcf/d”) of natural gas and 1 Mbbls/d of other NGLs (C2 to C4)). The assets are located in close proximity to Ovintiv's existing Montney operations and include two new oil batteries and additional natural gas processing capacity.

"This bolt-on transaction delivers value for our shareholders by adding high margin oil and condensate production and infrastructure, utilizing our operational advantage to drive significant synergies, and adding to our already deep drilling inventory and future growth optionality," said Ovintiv President and CEO, Brendan McCracken. "The Logan assets have demonstrated leading oil productivity performance and will immediately compete for capital alongside the rest of our portfolio.”

The transaction is expected to be funded through a combination of the Company's cash on hand, borrowings under its credit facility and its commercial paper program.

1)	Premium return well locations defined as generating a greater than 35% internal rate of return at $55/bbl WTI oil and $2.75/MMBtu NYMEX natural gas prices.
2)	Assumes PDP value of $27,500/BOE/d.

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Transaction Overview:

•	Immediately Accretive – The transaction is expected to be immediately and long-term accretive across key operational and financial metrics including Non-GAAP Cash Flow per Share of 5%, and Non-GAAP Free Cash Flow per Share of 3% in 2027.
•	Increases Montney Scale – The transaction is expected to add approximately 420 total net 10,000-foot equivalent oil well locations (220 premium return locations and approximately 200 upside locations, all located in the Simonette and Pouce Coupe areas). Ovintiv's core land position in the Montney is expected to increase to approximately 720,000 net acres. Also included in the transaction is approximately 60,000 net acres with exposure to the Duvernay shale. A map of Ovintiv’s pro forma acreage is available on its website at: https://investor.ovintiv.com/image/OVV+Pro+Forma+Montney+Map.pdf.
•	Significant Synergies – The transaction is expected to generate cost synergies of approximately $60 million annually, comprised primarily of capital savings, production cost savings and overhead cost reductions. Capital cost savings are estimated at more than $2 million per well across the acquired assets, consistent with Ovintiv's current Montney well costs.
•	Infrastructure Ownership – Logan has 100% ownership in two new oil batteries in Simonette with combined capacity of 24 Mbbls/d, the first of which came online during the third quarter of 2026, and the second is expected to come online by the end of the first quarter of 2027. Logan also has 50% ownership at a natural gas processing facility in Simonette with total capacity of 90 MMcf/d and 65% ownership in a natural gas processing facility in Pouce Coupe with total capacity of 57 MMcf/d. Ownership in these facilities is expected to enhance Ovintiv's Montney margins and provide future growth optionality.
•	Maintains Strong Balance Sheet – Following closing of the transaction early in the first quarter of 2027, Ovintiv expects its Net Debt to be below $4 billion. The Company’s targeted shareholder returns remain unchanged with at least 60% of 2026 Non-GAAP Free Cash Flow expected to be returned to shareholders via share buybacks and regular dividend payments. Beyond 2026, the target range remains unchanged at 50% to 100%.

Refer to Note 1 for information regarding Non-GAAP Measures in this release.

As part of the transaction, 100% of the shares of Logan Oil Corp., a newly formed wholly owned subsidiary of Logan, will be spun out to the shareholders of Logan and will include select Logan assets outside the Montney and Duvernay fairways. More details specific to Logan Oil Corp. can be found on Logan’s website.

Timing and Approvals

The transaction has been unanimously approved by the Boards of Directors of both Ovintiv and Logan and is expected to close early in the first quarter of 2027, subject to the receipt of Logan shareholder, court and regulatory approvals and the satisfaction of other customary closing conditions.

Advisors

RBC Capital Markets is serving as exclusive financial advisor to Ovintiv on the transaction. Blake, Cassels & Graydon LLP and Paul, Weiss, Rifkind, Wharton & Garrison LLP are serving as legal advisors to Ovintiv on the transaction.

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Important information

Unless otherwise noted, Ovintiv reports in U.S. dollars and production and sales estimates are reported on an after-royalties basis. Unless otherwise specified or the context otherwise requires, references to Ovintiv or to the Company includes reference to subsidiaries of and partnership interests held by Ovintiv Inc. and its subsidiaries.

NI 51-101 Exemption

The Canadian securities regulatory authorities have issued a decision document (the "Decision") granting Ovintiv exemptive relief from the requirements contained in Canada's National Instrument 51-101 Standards of Disclosure for Oil and Gas Activities ("NI 51-101"). As a result of the Decision, and provided that certain conditions set out in the Decision are met on an on-going basis, Ovintiv will not be required to comply with the Canadian requirements of NI 51-101 and the Canadian Oil and Gas Evaluation Handbook. The Decision permits Ovintiv to provide disclosure in respect of its oil and gas activities in the form permitted by, and in accordance with, the legal requirements imposed by the U.S. Securities and Exchange Commission ("SEC"), the Securities Act of 1933, the Securities Exchange Act of 1934, the Sarbanes-Oxley Act of 2002 and the rules of the NYSE. The Decision also provides that Ovintiv is required to file all such oil and gas disclosures with the Canadian securities regulatory authorities on www.sedarplus.ca as soon as practicable after such disclosure is filed with the SEC.

NOTE 1: Non-GAAP Measures

Certain measures in this news release do not have any standardized meaning as prescribed by U.S. GAAP and, therefore, are considered non-GAAP measures. These measures may not be comparable to similar measures presented by other companies and should not be viewed as a substitute for measures reported under U.S. GAAP. These measures are commonly used in the oil and gas industry and/or by Ovintiv to provide shareholders and potential investors with additional information regarding the Company's liquidity and its ability to generate funds to finance its operations. For additional information regarding non-GAAP measures, see the Company's website. This news release contains references to non-GAAP measures as follows:

•	Non-GAAP Cash Flow and Non-GAAP Cash Flow per Share are non-GAAP measures. Non-GAAP Cash Flow is defined as cash from (used in) operating activities excluding net change in other assets and liabilities, and net change in non-cash working capital. Non-GAAP Cash Flow per Share is Non-GAAP Cash Flow divided by the weighted average number of shares of common stock outstanding.
•	Non-GAAP Free Cash Flow and Non-GAAP Free Cash Flow per Share are non-GAAP measures. Non-GAAP Free Cash Flow is defined as Non-GAAP Cash Flow in excess of capital expenditures, excluding net acquisitions and divestitures. Non-GAAP Free Cash Flow per Share is Non-GAAP Free Cash Flow divided by the weighted average number of shares of common stock outstanding. Forecasted Non-GAAP Cash Flow and forecasted Non-GAAP Free Cash Flow assume strip pricing as of October 20, 2026. Due to their forward-looking nature, management cannot reliably predict certain of the necessary components of the most directly comparable forward-looking GAAP measures, such as changes in operating assets and liabilities. Accordingly, Ovintiv is unable to present quantitative reconciliations of such forward-looking non-GAAP financial measures to their most directly comparable forward-looking GAAP financial measures. Amounts excluded from these non-GAAP measures in future periods could be significant.
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•	Net Debt is a non-GAAP measure defined as long-term debt, including the current portion, less cash and cash equivalents.

ADVISORY REGARDING OIL AND GAS INFORMATION – The conversion of natural gas volumes to barrels of oil equivalent ("BOE") is on the basis of six thousand cubic feet to one barrel. BOE is based on a generic energy equivalency conversion method primarily applicable at the burner tip and does not represent economic value equivalency at the wellhead. Readers are cautioned that BOE may be misleading, particularly if used in isolation. The term "liquids" is used to represent oil, NGLs and condensate. The term "condensate" refers to plant condensate.

ADVISORY REGARDING FORWARD-LOOKING STATEMENTS – This news release contains forward-looking statements or information (collectively, "forward-looking statements") within the meaning of applicable securities legislation, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, except for statements of historical fact, that relate to the proposed transaction and the anticipated future activities, plans, strategies, objectives or expectations of the Company, including the timing, funding and expected benefits and synergies of the acquisition, are forward-looking statements. When used in this news release, the use of words and phrases including "anticipates," "believes," "continue," "could," "estimates," "expects," "focused on," "forecast," "guidance," "intends," "maintain," "may," "opportunities," "outlook," "plans," "potential," "strategy," "targets," "will," "would" and other similar terminology is intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words or phrases. Readers are cautioned against unduly relying on forward-looking statements, which are based on current expectations and, by their nature, involve numerous assumptions that are subject to both known and unknown risks and uncertainties (many of which are beyond our control) that may cause such statements not to occur, or actual results to differ materially and/or adversely from those expressed or implied. These assumptions include, without limitation: future commodity prices and basis differentials; the Company's ability to consummate any pending acquisition or divestment transactions (including the transaction described herein); the Company's ability to integrate acquired assets and businesses and the timing thereof; the satisfaction of customary closing conditions and obtaining key regulatory, court and Logan shareholder approvals; the ability of the Company to access credit facilities, debt and equity markets and other sources of liquidity to fund operations or acquisitions and manage debt (including to consummate the transaction described herein) ; the availability of attractive commodity or financial hedges and the enforceability of risk management programs; the Company's ability to capture and maintain gains in productivity and efficiency; the ability for the Company to generate cash returns and execute on its share buyback plan; expectations of plans, strategies and objectives of the Company, including anticipated production volumes and capital investment; the Company's ability to manage cost inflation and expected cost structures, including expected operating, transportation, processing and labor expenses; the outlook of the oil and natural gas industry generally, including impacts from changes to the geopolitical environment; expectations and projections made in light of, and generally consistent with, the Company's historical experience and its perception of historical industry trends; and the other assumptions contained herein. Risks and uncertainties with respect to the proposed transactions described herein include, among other things, the risk that the proposed transaction may not be completed in a timely basis or at all, which may adversely affect the Company's and Logan’s businesses and the price of their respective securities; the effect of the announcement, pendency or completion of the proposed transaction on the market price of the Company and Logan’s stock or the ability of each of the Company and Logan to attract, motivate, retain

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and hire key personnel and maintain relationships with others whom they do business; that the proposed transaction may divert management's attention from each of the Company's and Logan’s ongoing business operations; the risk of any legal proceedings related to the proposed transaction or otherwise, including resulting expense or delay; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreement for the transaction, including in circumstances which would require payment of a termination fee; the risk that restrictions during the pendency of the proposed transaction may impact the Company's or Logan’s ability to pursue certain business opportunities or strategic transactions; risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction; the risk that the anticipated benefits and synergies of the proposed transaction may not be fully realized or may take longer to realize than expected; and the risk that the integration of Logan’s business post-closing may not occur as anticipated. While the Company considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond the Company’s control. Although the Company believes the expectations represented by its forward-looking statements are reasonable based on the information available to it as of the date such statements are made, forward-looking statements are only predictions and statements of our current beliefs and there can be no assurance that such expectations will prove to be correct. Unless otherwise stated herein, all statements, including forward looking statements, contained in this news release are made as of the date of this news release and, except as required by law, the Company undertakes no obligation to update publicly, revise or keep current any such statements The forward-looking statements contained in this news release and all subsequent forward-looking statements attributable to the Company, whether written or oral, are expressly qualified by these cautionary statements.

The reader should carefully read the risk factors described in Item 1A "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of the Company's most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, and in other filings with the SEC or Canadian securities regulators, for a description of certain risks that could, among other things, cause actual results to differ from these forward-looking statements. Other unpredictable or unknown factors not discussed in this news release could also have material adverse effects on forward-looking statements.

Further information on Ovintiv Inc. is available on the Company’s website, www.ovintiv.com, or by contacting:

Investor contact: (888) 525-0304 investor.relations@ovintiv.com Media Contact: (403) 645-2252 SOURCE: Ovintiv Inc.

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